EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of May 22, 1997 to the Credit Agreement dated as of August 2, 1996 (the "Credit Agreement") among THE AES CORPORATION (the "Borrower"), the BANKS party thereto (the "Banks") BARCLAYS BANK PLC, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, UNION BANK OF CALIFORNIA, N.A, and NATIONSBANK, N.A., as Fronting Banks (the "Fronting Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to permit the Borrower and its Subsidiaries to incur certain debt;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. New Defined Terms. Section 1.01 of the Credit Agreement is amended to insert the following defined terms:

                  "Additional Permitted Subordinated Debt Agreement" means the indenture or other agreement pursuant to which any Additional Permitted Subordinated Debt is issued or incurred, as the same may, subject to
         Section 5.11, be amended, modified or supplemented and in effect from time to time.

                  "Additional Permitted Subordinated Debt" means Debt of AES (other than Debt evidenced by the Existing Subordinated Notes) (i) in an aggregate principal amount of not more than $250,000,000 and (ii) which does not require any scheduled payment of principal prior to June 1, 2003 and which has subordination provisions no less favorable to the Banks than those applicable to the Existing 10 1/4% Subordinated Notes and other terms and provisions applicable to AES and its Subsidiaries that are no more restrictive in any material respect (including, without limitation, covenants and events of default) than (i) in the case of Additional Permitted Subordinated Debt incurred under a bank-type facility, those existing hereunder, (ii) in all other cases, those applicable to the Existing 10 1/4% Subordinated Notes or (iii) in any case, those otherwise acceptable to the Required Banks.

                  "CEMIG"  means  Companhia   Energetica  de  Minas  Gerais,  an
         integrated utility located in the state of Minas Gerais, Brazil.

                  "ESEBA" means Empresa Social de Energia de Buenos Aires S.A., an integrated utility servicing Buenos Aires which is being privatized by the government of Argentina.

         SECTION 3. Amendments to Defined Terms. (a) Definition of Consolidated Tangible Net Worth. The definition of "Consolidated Tangible Net Worth" in
Section 1.01 of the Credit Agreement is amended to insert "(A)" after the words "stockholders' equity" in the parenthetical clause contained in clause (ii) thereof and to replace the word "but" following the word "LIGHT" in such parenthetical clause with the expression: "and (B) the amount attributable to the equity Investment by AES and its Consolidated Subsidiaries in CEMIG, but in each case".

         (b) Definition of Subordinated Debt. The definition of "Subordinated Debt" in Section 1.01 of the Credit Agreement is amended to delete the word "and" in the second line thereof and to add the following phrase at the end thereof: "and the Additional Permitted Subordinated Debt".

         (c) Definition of Subordinated Note Indenture. The definition of "Subordinated Note Indenture" in Section 1.01 of the Credit Agreement is amended to delete the word "and" in the second line thereof and to add the following phrase at the end thereof: "and the Additional Permitted Subordinated Debt Agreement."

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



         SECTION  4.  Limitations  on Project  Exposure.  The last  sentence  of
Section 5.07 of the Credit Agreement is amended to read in its entirety as follows:

         "The foregoing restriction shall not, so long as no Event of Default hereunder is then continuing, prohibit or limit AES or any Subsidiary from making Investments in (a) AES Light for the purpose of allowing AES Light to pay principal, interest and other amounts due and owing under the Existing Light Non-Recourse Facility, (b) any Subsidiary having a direct or indirect interest in ESEBA (an "ESEBA Subsidiary") for the purpose of allowing an ESEBA Subsidiary to pay principal, interest and other amounts due and owing in respect of Debt incurred for the purpose of acquiring an interest in ESEBA or (c) any Subsidiary having a direct or indirect interest in CEMIG (a "CEMIG Subsidiary") for the purpose of allowing a CEMIG Subsidiary to pay principal, interest and other amounts due and owing in respect of Debt incurred for the purpose of acquiring an interest in CEMIG".

         SECTION 5. Debt. Section 5.08 of the Credit Agreement is amended to read in its entirety as follows:

         "SECTION 5.08. Debt. (a) AES shall not, and shall not permit any Subsidiary to, incur, assume, create or suffer to exist any Debt (including any Guarantees of Debt and obligations in respect of letters of credit), except for:

                           (i) Debt under the  Financing  Documents  (subject to
                  Section 5.15);

                           (ii) Debt incurred by a Subsidiary (A) (1) to finance
                  the development, acquisition, construction, maintenance or working capital requirements of a Power Project operated or managed (including on a joint basis with others), directly or indirectly, by AES and in which such Subsidiary has an interest or (2) in respect of any letter of credit issued in replacement of funds on deposit in any debt service reserve or other similar account of such Subsidiary (up to a maximum aggregate stated amount of all such letters of credit of all Subsidiaries equal to $100,000,000) to the extent that such funds so replaced are received by AES as a result of such funds being used to pay dividends or make distributions on the capital stock of such Subsidiary and any other Subsidiary in the chain of ownership between AES and such Subsidiary and (B) that is not also the Debt of, or Guaranteed by, any other Subsidiary with an interest in any other Power Project (except for Debt incurred by AES Rio Diamante, Inc. consisting solely of its pledge

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



                  of stock of AES Ocean Springs Ltd. to secure the Debt of other Subsidiaries of AES that is permitted under this paragraph
                  (ii), the proceeds of which are used to finance the acquisition by such Subsidiaries from the government of Argentina of equity interests in certain business units of ESEBA);

                           (iii) Debt existing on the date hereof and identified
                  on Schedule I;

                           (iv) Debt owing to AES or a  Consolidated  Subsidiary
                  of AES;

                            (v) Debt of AES or its  Subsidiaries  representing a
                  refinancing, replacement or refunding of Debt permitted by clauses (ii) and (iii) above; provided that (A) the aggregate principal amount of such Debt outstanding or available will not be increased at the time of such refinancing, replacement or refunding (other than (1) in the case of Debt refinancing, replacing or refunding Debt under the Existing AES Light Non-Recourse Facility, an increase of up to $17,500,000 in excess of the aggregate principal amount of Debt under the
                  Existing AES Light Non-Recourse Facility that is being refinanced, replaced or refunded and (2) in the case of Debt ("Barbers Point Refinancing Debt") refinancing, replacing or refunding Debt of AES Barbers Point, Inc. outstanding on May 15, 1997 (so long as such Barbers Point Refinancing Debt has no scheduled principal repayments, or principal payments at the option of the holder thereof in the absence of the occurrence of specified events, prior to June 1, 2004) an increase of up to $300,000,000 in excess of the aggregate principal amount of Debt that is being refinanced, replaced or refunded to the extent that proceeds in at least the amount of such increase are received by AES as a result of such proceeds being used to pay dividends or make distributions on the capital stock of such Subsidiary and any other Subsidiary in the chain of ownership between AES and such Subsidiary), (B) no Obligor shall be liable for any such Debt except to the extent that it was liable for the Debt so refinanced, replaced or refunded, except that in the case of any Debt refinancing, replacing or refunding Debt under the Existing AES Light Non-Recourse Facility, any Subsidiary that has a direct or indirect interest in LIGHT but does not have any direct or indirect interest in any other Power Project may be liable for such Debt and (C) if any Debt being refinanced, replaced or refunded is

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



                  subordinated to the Debt of either Borrower hereunder or of any Subsidiary under any Guarantee thereof, such Debt shall be subordinated at least to the same extent;

                           (vi)  Guarantees by AES of Debt  permitted by clauses
                  (ii)(A)(1) and (to the extent that the same constitutes a refinancing of Debt permitted under such clause (ii)(A)(1))
                  (v) above;

                           (vii) Additional Permitted Subordinated Debt; and

                           (viii) Other Debt not described in clauses (i) through (vii) above in an aggregate principal amount at any time outstanding not to exceed $2,000,000.

                  (b) AES shall not issue any Additional Permitted Subordinated Debt unless (i) both before and after giving effect to such issuance no Default shall have occurred and be continuing and (ii) on a pro forma basis after giving effect to such issuance and the application of the proceeds thereof, AES would have been in compliance with Section 5.16 and 5.17 as of the last day of the fiscal quarter ended on, or most recently ended prior to, the date of such issuance (assuming for this purpose that such Additional Permitted Subordinated Debt was issued and the proceeds applied on the first day of the period of four consecutive fiscal quarters ended on such last day)."

         SECTION 6. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") upon which the Agent shall have received from each of the Borrower and the Required Banks a

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



counterpart   hereof  signed  by  such  party  or  facsimile  or  other  written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                                     THE AES CORPORATION

                                                     By /s/
                                                       -------------------------
                                                       Title:

         BANKS
         -----

                                                     MORGAN GUARANTY TRUST
                                                     COMPANY OF NEW YORK

                                                     By /s/
                                                       -------------------------
                                                       Title:

                                                     BARCLAYS BANK PLC

                                                     By /s/
                                                       -------------------------
                                                       Title:

                                                     UNION BANK OF CALIFORNIA,
                                                      N.A.

                                                     By /s/
                                                       -------------------------
                                                       Title:

                                                     NATIONSBANK, N.A.

                                                     By /s/
                                                       -------------------------
                                                       Title:


                                                     AUSTRALIA AND NEW ZEALAND
                                                     BANKING GROUP LIMITED

                                                     By /s/
                                                       -------------------------
                                                       Title:


                                                      THE FIRST NATIONAL BANK
                                                      OF BOSTON

                                                     By /s/
                                                       -------------------------
                                                       Title:


                                                     THE BANK OF NOVA SCOTIA

                                                     By /s/
                                                       -------------------------
                                                       Title:


                                                     CREDIT LYONNAIS NEW YORK
                                                     BRANCH

                                                     By /s/
                                                       -------------------------
                                                       Title:

                                                    DRESDNER BANK AG, NEW YORK
                                                    AND GRAND CAYMAN

         BRANCHES

                                                    By /s/
                                                      -------------------------
                                                      Title:

                                                    By /s/
                                                      -------------------------
                                                      Title:



                                                    THE FIRST NATIONAL BANK OF
                                                    CHICAGO

                                                    By /s/
                                                      -------------------------
                                                     Title:



                                                    THE INDUSTRIAL BANK OF JAPAN
                                                    TRUST COMPANY

                                                    By /s/
                                                      -------------------------
                                                     Title:



                                                    TORONTO DOMINION (NEW YORK),
                                                    INC.

                                                    By /s/
                                                      -------------------------
                                                     Title:



                                                    CIBC INC.

                                                    By /s/
                                                      -------------------------
                                                     Title:

                                                  CREDIT LOCAL DE FRANCE

                                                  By /s/
                                                    ----------------------------
                                                    Title:


                                                  CREDIT SUISSE

                                                  By /s/
                                                    ----------------------------
                                                    Title:


                                                  By /s/
                                                    ----------------------------
                                                   Title:


                                                  ING (U.S.) CAPITAL CORPORATION

                                                  By /s/
                                                    ----------------------------
                                                    Title:


                                                  By /s/
                                                    ----------------------------
                                                    Title:


                                                  THE NIPPON CREDIT BANK, LTD.,
                                                  LOS ANGELES AGENCY

                                                  By /s/
                                                    ----------------------------
                                                    Title:


                                                  RIGGS BANK N.A.

                                           By /s/
                                             -----------------------------------
                                             Title:


                                           THE SANWA BANK LIMITED,
                                            NEW YORK BRANCH

                                           By /s/
                                             -----------------------------------
                                             Title:


                                           THE SAKURA BANK LIMITED

                                           By /s/
                                             -----------------------------------
                                             Title


         FRONTING BANKS
         --------------

                                           BARCLAYS BANK PLC, as Fronting Bank

                                           By /s/
                                             -----------------------------------
                                             Title:


                                           UNION BANK OF CALIFORNIA, N.A.,
                                            as Fronting Bank

                                           By /s/
                                             -----------------------------------
                                             Title:



                                           NATIONSBANK, N.A., as Fronting Bank

                                           By /s/
                                             -----------------------------------
                                             Title:

                                           MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK,
                                           as Fronting Bank


                                           By /s/
                                             -----------------------------------
                                             Title:

         AGENT
         -----

                                           MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, as Agent


                                           By /s/
                                             -----------------------------------
                                             Title:




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